                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                  --------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 11, 1998




                              POST PROPERTIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Georgia                                      1-12080                                     58-1550675
   -------------------------------                  ------------------------                -------------------------------
   (State or other jurisdiction of                  (Commission File Number)                (IRS Employer Identification No.)
           incorporation)

3350 Cumberland Circle, Atlanta, Georgia                30339
----------------------------------------             -----------
(Address of principal executive offices)             (Zip Code)


                                 (770) 850-4400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




                       This document consists of 4 pages


                         The Exhibit Index is at page 4.

Item 5.       Other Events

         Post Apartment Homes, L.P. announced today the issuance and sale (the "Offering") of $100,000,000 of 6.85% MandatOry Par Put Remarketed Securities ("MOPPRS"). The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration
No. 333-36595) with respect to the Offering.


Item 7.       Financial Statements and Exhibits

         (c)  Exhibits.


Exhibit No.  Description
-----------  -----------

    4    --  Form of Note for the 6.85% MandatOry Par Put Remarketed
             Securities (incorporated by reference to Exhibit 4 to the
             Current Report on Form 8-K filed by Post Apartment Homes,
             L.P. on March 13, 1998)

    8    --  Opinion of King & Spalding relating to certain tax matters
             (incorporated by reference to Exhibit 8 to the Current Report on Form 8-K filed by Post Apartment Homes, L.P. on March 13,
             1998)

   23    --  Consent of King & Spalding (included in Exhibit 8)







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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    POST PROPERTIES, INC.
                                    (Registrant)



Date:   March 13, 1998              By:  /s/ John T. Glover
                                         -------------------------------
                                         John T. Glover
                                         President









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


                                  EXHIBIT INDEX





Exhibit No.       Description
-----------       -----------

    4   --        Form of Note for the 6.85% MandatOry Par Put Remarketed
                  Securities (incorporated by reference to Exhibit 4 to the
                  Current Report on Form 8-K filed by Post Apartment Homes,
                  L.P. on March 13, 1998)

    8   --        Opinion of King & Spalding relating to certain tax matters
                  (incorporated by reference to Exhibit 8 to the Current Report on Form 8-K filed by Post Apartment Homes, L.P. on March 13,
                  1998)

   23   --        Consent of King & Spalding (included in Exhibit 8)









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